UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 11, 2016

DAVIDsTEA Inc.

(Exact name of registrant as specified in its charter)

Canada	98-1048842
(State or other jurisdiction of incorporation)	(I.R.S. Employer Identification Number)

001-37404

(Commission File Number)

5430 Ferrier, Mount-Royal,
Québec, Canada	H4P 1M2
(Address of principal executive offices)	(Zip Code)

(888) 873-0006

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐       Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐       Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐       Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐       Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.

On January 11, 2016, the DAVIDsTEA Inc. (the “Company”) issued a press release announcing that the Company is reiterating its previously issued financial guidance for the fourth quarter and fiscal year 2015.  A copy of the press release is furnished as Exhibit 99.1 hereto and is incorporated herein by reference.

The Company is scheduled to present at the 2016 ICR Conference held at the JW Marriot Orlando Grand Lakes Resort in Orlando, Florida on January 12, 2016 at 10:30 Eastern Time.  A copy of the presentation is attached as Exhibit 99.2 and is incorporated herein by reference.

The information contained in this Item, including Exhibit 99.1 and Exhibit 99.2 attached hereto, is being furnished and shall not be deemed “filed” for any purpose, and shall not be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, regardless of any general incorporation language in any such filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

99.1 Press Release of DAVIDsTEA Inc., dated January 11, 2016

99.2 2016 ICR Conference Presentation

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DAVIDsTEA Inc.

By:	/s/ Luis Borgen
Name: Luis Borgen
Title: Chief Financial Officer

Date: January 11, 2016